UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 11, 2008

ADVENTRX Pharmaceuticals, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32157	84-1318182
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6725 Mesa Ridge Road, Suite 100, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-552-0866

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2008, the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of ADVENTRX Pharmaceuticals, Inc. (the "Company") approved amendments to the terms of Mr. Bagnall’s employment with the Company that are intended to make severance benefits payable to Mr. Bagnall exempt from potential deferred compensation tax penalties.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 11, 2008, the Board approved an amendment and restatement of the Company’s existing Amended and Restated Bylaws, which became effective immediately (the "New Amended and Restated Bylaws"). The amendments adopted by the Board are primarily intended to enhance the advance notice provisions for stockholder proposals to ensure such provisions are clear and unambiguous in light of recent Delaware case law developments and to require disclosure by a stockholder proponent of all ownership interests in the Company, including derivatives, hedged positions and other economic and voting interests, in light of increased use by investors of such derivative positions. These amendments were made to Sections 2.2 and 2.3. The New Amended and Restated Bylaws:

1. Clarify and distinguish the advance notice procedures for stockholders seeking to nominate individuals for election to the Board at an annual meeting of stockholders, which are set forth in Section 2.2(c), and for stockholders seeking to propose other business at the annual meeting, which are set forth in Section 2.2(b);

2. Change the advance notice deadlines for nominations and other stockholder proposals intended to be brought before an annual meeting of stockholders such that notice must be delivered to or mailed and received at the principal executive offices of the Company:

• not earlier than the 120th day and not later than the close of business on the 90th day prior to the anniversary of the date of the preceding year’s annual meeting of stockholders; or

• if no meeting was held in the previous year or the date of the meeting has been changed by more than 30 days, not earlier than the 120th day prior to the date of the meeting and not later than the close of business on the later of the 90th day prior to the date of the meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company; and

• with respect to proposals for director nominations, if the number of directors to be elected at the meeting is increased and there is no public announcement by the Company naming the nominees for the additional directorships at least 100 days prior to the first anniversary of the date of the preceding year’s annual meeting of stockholders, not later than the close business on the 10th day following the day on which public announcement is first made by the Company;

3. Change the advance notice deadline for director nominations intended to be brought before a special meeting of stockholders such that notice must be delivered to the principal executive offices of the Company not earlier than the 120th day prior to the date of the special meeting and not later than the close of business on the later of the 90th day prior to the special meeting or the 10th day following the day on which public announcement of the date of such special meeting is first made by the Company;

4. Clarify that postponement or adjournment of an annual meeting will not start a new time period for the giving of notice by a stockholder regarding proposals for director nominations or other business for an annual meeting of stockholders;

5. Expand the information required in the proponent stockholder’s notice to the Company such that, in addition to the existing requirements, the stockholder must provide (a) the name and address of any beneficial owner on whose behalf the director nomination and/or other proposal is made, (b) a representation that the stockholder is a holder of record and entitled to vote at the meeting on the date of such notice and intends to appear in person or by proxy at the meeting to make the director nomination and/or other proposal specified in the notice, (c) a description of any material interests in the proposed business of the stockholder and any beneficial owner on whose behalf the proposal is made, and (d) additional information regarding the ownership interests of the stockholder and any beneficial owner on whose behalf the director nomination and/or other proposal is made, including any hedging, derivative, short or other economic interests and any rights to vote any of the Company’s shares, as of the date of the notice and as of the record date for the meeting;

6. Expand the information required in the proponent stockholder’s notice to the Company about the relationship between the proponent stockholder, any beneficial owner on whose behalf the director nomination is made and their respective affiliates, on the one hand, and any proposed director nominee and his or her affiliates, on the other hand, to include a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships;

7. Clarify that nothing in the advance notice bylaws shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act");

8. Clarify that the chair of any annual or special meeting of stockholders shall determine and declare whether a director nomination or any other proposed item of business was made or brought before the meeting in accordance with the bylaws and, if the chair determines that a nomination or other proposed item of business was not properly made or brought before the meeting, to declare that such nomination shall be disregarded and/or such proposed item of business shall not be transacted; and

9. Contain additional minor changes and clarifications in Sections 2.2 and 2.3.

The foregoing description of the changes effected by the New Amended and Restated Bylaws is qualified in its entirety by reference to the New Amended and Restated Bylaws attached as Exhibit 3.1 to this current report and incorporated herein by reference.

As a result of the adoption of the New Amended and Restated Bylaws, the deadline for submission of a stockholder’s notice of director nominations and other proposals that the stockholder would like to present at the Company’s 2009 annual meeting of stockholders has changed. The Company does not expect the date of its 2009 annual meeting of stockholders to be more than 30 days earlier or later than the first anniversary of the date of its 2008 annual meeting of stockholders. Therefore, to be timely, a stockholder’s notice must be delivered to or mailed and received at the principal offices of the Company:

• not earlier than January 28, 2009; and

• not later than the close of business on February 27, 2009.

As stated above, the adoption of the New Amended and Restated Bylaws does not affect any rights of stockholders to request inclusion of proposals in the Company’s proxy statement pursuant to Rule 14a-8, and the deadline for such requests relating to the 2009 annual meeting proxy statement remains the same. As set forth in the Company’s proxy statement for the 2008 annual meeting, that deadline is January 19, 2009.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The list of exhibits called for by this Item is incorporated by reference to the Exhibit Index filed with this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVENTRX Pharmaceuticals, Inc.

December 15, 2008	By:	/s/ Patrick L. Keran

Name: Patrick L. Keran
Title: Vice President, Legal

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of ADVENTRX Pharmaceuticals, Inc.